Offerings - Offering: 1	Jan. 28, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	2,996
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 2,996,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 458.69
Offering Note	Fee Rule 457(r)